UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     January 27, 2006


                Morgan Stanley ABS Capital I Inc. Trust 2006-NC1
             ------------------------------------------------------
                         (Exact name of issuing entity)

                      Morgan Stanley Mortgage Capital Inc.
             ------------------------------------------------------
               (Exact name of sponsor as specified in its charter)

                        Morgan Stanley ABS Capital I Inc.
             ------------------------------------------------------

             (Exact name of registrant as specified in its charter)
             ------------------------------------------------------


        Delaware              333-121914-18                     13-3939229
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(State or other jurisdiction        (Commission                 (IRS Employer
      of incorporation)             File Number)             Identification No.)

1585 Broadway, New York, New York                                 10036
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code      (212) 761-4000
                                                  ------------------------------


                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
            ------------

      Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for Morgan Stanley ABS Capital I Inc. Trust 2006-NC1 Mortgage Pass-Through Certificates, Series 2006-NC1. On January 27, 2006, Morgan Stanley ABS Capital I Inc. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of January 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, HomEq Servicing Corporation, as servicer, JPMorgan Chase Bank, National Association, as servicer, NC Capital Corporation, as responsible party, and Deutsche Bank National Trust Company, as trustee, of Morgan Stanley ABS Capital I Inc. Trust 2006-NC1 Mortgage Pass-Through Certificates, Series 2006-NC1 (the "Certificates"), issued in sixteen classes. The A-1, Class A-2, Class A-3, Class A-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates, with an aggregate scheduled principal balance as of January 27, 2006 of $1,239,709,000, were sold to Morgan Stanley & Co. Incorporated ("MS&Co."), pursuant to an Underwriting Agreement dated as of January 27, 2006 by and among the Company and Morgan Stanley & Co. Incorporated.

      In addition, certain other agreements and opinions, as identified in Item
9.01 and attached hereto were delivered in connection with the issuance of the Certificates.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
            ------------------------------------------------------------------

(c)   Exhibits

Exhibit 4 Pooling and Servicing Agreement, dated as of January 1, 2006, by and among the Company, as depositor, HomEq Servicing Corporation, as servicer, JPMorgan Chase Bank, National Association, as servicer, NC Capital Corporation, as responsible party, and Deutsche Bank National Trust Company, as trustee.

Exhibit 5 Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated as of January 27, 2006.

Exhibit 8 Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated as of January 27, 2006 (included as part of Exhibit 5).

Exhibit 10.1 Third Amended and Restated Mortgage Loan Purchase and Warranties Agreement, by and between Morgan Stanley Mortgage Capital Inc., as purchaser, and NC Capital Corporation, as loan seller, dated as of December 1, 2005 (included as Exhibit U to Exhibit 4).

Exhibit 10.2 ISDA Master Agreement, dated as of January 27, 2006, by and between Morgan Stanley Mortgage Capital Inc., the swap provider, and Deutsche Bank National Trust Company, the trustee (included as Exhibit T to Exhibit 4).

Exhibit 10.3 Schedule to the Master Agreement, dated as of January 27, 2006, by and between Morgan Stanley Mortgage Capital Inc., the swap provider, and Deutsche Bank National Trust Company, the trustee (included as Exhibit T to Exhibit 4).

Exhibit 10.4 Credit Support Annex, dated as of January 27, 2006, by and between Morgan Stanley Mortgage Capital Inc., the swap provider, and Deutsche Bank National Trust Company, the trustee (included as Exhibit T to Exhibit 4).

Exhibit 10.5 Confirmation, dated as of January 27, 2006, by and between Morgan Stanley Mortgage Capital Inc., the swap provider, and Deutsche Bank National Trust Company, the trustee (included as
               Exhibit T to Exhibit 4).

Exhibit 10.6 Guarantee, dated as of January 27, 2006, by Morgan Stanley (included as Exhibit T to Exhibit 4).

Exhibit 10.7 Subservicing Agreement, dated as of January 1, 2006, between JPMorgan Chase Bank, National Association and Chase Home Finance LLC (included as Exhibit V to Exhibit 4).

Exhibit 23     Consent of Cadwalader, Wickersham & Taft LLP (included as part of
               Exhibit 5).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 14, 2006                   MORGAN STANLEY ABS CAPITAL I INC.




                                          By:     /s/ Steven Shapiro
                                             -----------------------------------
                                              Name:  Steven Shapiro
                                              Title: Executive Director

                                INDEX TO EXHIBITS
                                -----------------

Item 601(a) of                                                      Paper (P) or
Regulation S-K                                                        Electronic
Exhibit No.        Description                                           (E)
-----------        -----------                                       -----------

4                  Pooling and Servicing Agreement, dated as of          (E)
                   January 1, 2006, by and among the Company, as depositor, HomEq Servicing Corporation, as servicer, JPMorgan Chase Bank, National
                   Association, as servicer, NC Capital
                   Corporation, as responsible party, and Deutsche
                   Bank National Trust Company, as trustee.

5                  Legality Opinion of Cadwalader, Wickersham &          (E)
                   Taft LLP, dated as of January 27, 2006.

8                  Tax Opinion of Cadwalader, Wickersham & Taft          (E)
                   LLP, dated as of January 27, 2006 (included as part of Exhibit 5).

10.1               Third Amended and Restated Mortgage Loan              (E)
                   Purchase and Warranties Agreement, by and between Morgan Stanley Mortgage Capital
                   Inc., as purchaser and NC Capital
                   Corporation as loan seller, dated as of
                   December 1, 2005 (included as Exhibit U
                   to Exhibit 4).

10.2               ISDA Master Agreement, dated as of January 27,        (E)
                   2006, by and between Morgan Stanley Mortgage
                   Capital Inc., the swap provider, and Deutsche
                   Bank National Trust Company, the trustee
                   (included as Exhibit T to Exhibit 4).

10.3               Schedule to the Master Agreement, dated as of         (E)
                   January 27, 2006, by and between Morgan Stanley
                   Mortgage Capital Inc., the swap provider, and Deutsche Bank National Trust Company, the trustee (included as Exhibit T to Exhibit 4).

10.4               Credit Support Annex, dated as of                     (E)
                   January 27, 2006, by and between Morgan Stanley
                   Mortgage Capital Inc., the swap provider, and Deutsche Bank National Trust Company, the trustee (included as Exhibit T to Exhibit 4).

10.5               Confirmation, dated as of January 27, 2006,           (E)
                   by and between Morgan Stanley Mortgage Capital
                   Inc., the swap provider, and Deutsche Bank
                   National Trust Company, the trustee (included as Exhibit T to Exhibit 4).

10.6               Guarantee, dated as of January 27, 2006, by           (E)
                   Morgan Stanley (included as Exhibit T
                   to Exhibit 4).

10.7               Subservicing Agreement, dated as of January 1,        (E)
                   2006, between JPMorgan Chase Bank, National
                   Association and Chase Home Finance LLC
                   (included as Exhibit V to Exhibit 4).

23                 Consent of Cadwalader, Wickersham & Taft LLP          (E)
                   (included as part of Exhibit 5).